THE GABELLI SMALL CAP GROWTH FUND



                              FIRST QUARTER REPORT
                              DECEMBER 31, 1999(A)







TO OUR SHAREHOLDERS,

      Small cap stocks rallied in the fourth quarter of 1999 and the Russell 2000 Index closed the year at a record high. However, this year's market advance had little breadth. Technology stocks, and particularly Internet related companies, were big winners, while most other industry groups languished. Despite the Fund's limited commitments to technology and Internet stocks, it closed the year with competitive returns relative to the Russell 2000 benchmark.

INVESTMENT PERFORMANCE

      For the quarter ended December 31, 1999, The Gabelli Small Cap Growth Fund's (the "Fund") total return was 9.88%. The Value Line Composite and Russell 2000 Indices had returns of 6.67% and 18.44%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 14.22% for 1999. The Value Line Composite and Russell 2000 Indices rose 10.56% and 21.26%, respectively, over the same twelve-month period.

      For the five-year period ended December 31, 1999, the Fund's total return averaged 16.90% annually versus average annual total returns of 17.78% and 16.69% for the Value Line Composite and Russell 2000 Indices, respectively. Since inception on October 22, 1991 through December 31, 1999, the Fund had a cumulative total return of 284.65%, which equates to an average annual total return of 17.86%.

WHAT WE DO

      We view the small capitalization stock market as a research driven stock picker's paradise. Unlike the large cap market, where most companies are closely followed by dozens of Wall Street analysts, the small cap market is largely unclaimed territory. Our analysts put on their hiking shoes, strap on their backpacks and hit the trails looking for little companies Wall Street does not know or care about. They are seeking a particular type of company, which we

      [Graphic of pyramid omitted--text as follows]

      EPS

      PMV

      MANAGEMENT

      CASH FLOW

      RESEARCH

      [End of Pyramid text]

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                                                                  Calendar Quarter
                                                   -------------------------------------------
                                                    1st          2nd         3rd          4th         Year
                                                    ---          ---         ---          ---         ----
 1999:    Net Asset Value ......................   $19.59      $22.94      $21.84       $21.43       $21.43
          Total Return .........................    (6.8)%      17.1%       (4.8)%        9.9%        14.2%
--------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value ......................   $23.93      $23.59      $18.81       $21.01       $21.01
          Total Return .........................    10.9%       (1.4)%     (20.3)%       14.7%         0.0%
--------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value ......................   $19.11      $22.23      $25.42       $21.58       $21.58
          Total Return .........................     3.1%       16.3%       14.7%        (0.8)%       36.5%
--------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value ......................   $19.65      $20.68      $20.02       $18.53       $18.53
          Total Return .........................     6.2%        5.2%       (3.2)%        3.4%        11.9%
--------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value ......................   $17.03      $17.88      $19.34       $18.50       $18.50
          Total Return .........................     7.4%        5.0%        8.2%         2.6%        25.2%
--------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value ......................   $16.76      $16.33      $17.24       $15.85       $15.85
          Total Return .........................    (3.6)%      (2.6)%       5.6%        (2.1)%       (2.9)%
--------------------------------------------------------------------------------------------------------------
 1993:    Net Asset Value ......................   $15.46      $15.74      $16.90       $17.38       $17.38
          Total Return .........................     6.6%        1.8%        7.4%         5.3%        22.8%
--------------------------------------------------------------------------------------------------------------
 1992:    Net Asset Value ......................   $13.42      $13.41      $13.10       $14.50       $14.50
          Total Return .........................     9.9%       (0.1)%      (2.3)%       12.1%        20.3%
--------------------------------------------------------------------------------------------------------------
 1991:    Net Asset Value ......................      __          __         __         $12.21       $12.21
          Total Return .........................      __          __         __          22.9%(b)     22.9%(b)
--------------------------------------------------------------------------------------------------------------

----------------------------------------------
Average Annual Returns - December 31, 1999 (a)
----------------------------------------------

  1 Year ..........................  14.22%
  5 Year ..........................  16.90%
  Life of Fund (b) ................  17.86%
----------------------------------------------

                   Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 20, 1999       $2.462             $20.55
December 21, 1998       $0.534             $19.80
December 29, 1997       $3.590             $21.29
September 30, 1997      $0.070             $25.42
December 27, 1996       $2.160             $18.46
December 29, 1995       $1.340             $18.50
December 30, 1994       $1.030             $15.85
December 31, 1993       $0.420             $17.38
December 31, 1992       $0.185             $14.50
December 31, 1991       $0.080             $12.21

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.
--------------------------------------------------------------------------------
would describe generally as having a dominant market share, niche franchise in a growing and/or consolidating industry.

      Our analysts are guided by specific investment principles that include: experienced management, healthy balance sheets and rising free cash flow and earnings. They also live by certain value parameters--their goal is to find great companies trading at reasonable valuations relative to "real world" economic worth. These are the kinds of companies we can feel comfortable owning long term, rather than trading like so many small cap investors are prone to do.

COMMENTARY

      The following excerpts were selected from comments made by Mario J. Gabelli, our Chief Investment Officer, that appeared in the December 31, 1999 edition of OUTSTANDING INVESTOR DIGEST:

      "FIRST, A QUICK OVERVIEW ON THE MARKET... THE ECONOMY LOOKS TERRIFIC. THE WORLD IS REFLATING. JAPAN IS GOING TO DO QUITE WELL. EUROLAND, WHICH IS THE NAME THAT WE USE FOR MAINLAND EUROPE, IS TERRIFIC. WE THINK EARNINGS FOR THE S&P THIS YEAR AND NEXT WILL BE UP BY DOUBLE DIGITS, PARTICULARLY AS NON-U.S. EARNINGS ARE TRANSLATED INTO U.S. DOLLARS WITH THE BENEFIT OF THAT STRONGER ECONOMY.

      THE RUSSELL 2000, HOWEVER, COULD BE UP SUBSTANTIALLY MORE THAN THAT. WE DON'T PUT OUR [OWN] NUMBERS TOGETHER, BUT WE USE A MERRILL LYNCH TYPE NUMBER, AND WE'RE LOOKING AT 20% [PER YEAR] FOR BOTH YEARS. SO WE THINK THAT'S A GOOD ECONOMIC BACKDROP...

      WE'RE REALLY BOTTOM-UP STOCK PICKERS. WE HAVE A STRONG FOCUS AND INTENSITY [ON] RESEARCH. WE READ 10-QS, 10-KS AND VISIT COMPANIES...

      THE INVESTMENT PROCESS THAT WE FOLLOW IS FAIRLY SIMPLE. ANALYSTS ARE ASSIGNED TO FOLLOW INDUSTRIES ON A COMPANY BASIS. FOR EXAMPLE, IF YOU WANT TO KNOW ABOUT BROADCASTING, WE KNOW IT. WE THINK SHORT TERM, THERE'S A GREAT OPPORTUNITY IN THE BROADCASTERS. BILL KENNARD AT THE FEDERAL COMMUNICATIONS COMMISSION SOUNDED A GONG IN AUGUST WHEN HE SAID EVERY TV STATION OPERATOR IN THE COUNTRY CAN NOW OWN TWO TV STATIONS. SO WE'RE BUYING GRANITE IN THE
PORTFOLIO, THE [UNITED TELEVISIONS] THAT WE OWN IN THE PORTFOLIO, WILL ANNOUNCE... WHO THEY'RE GOING TO PARTNER WITH...

      IDEALLY, WE LIKE DOMESTIC, CASH-GENERATING COMPANIES. BUT WITH THE BERLIN WALL HAVING GONE DOWN ALMOST 10 YEARS AGO, WE HAVE A GREAT OPPORTUNITY GLOBALLY TO EARN A RETURN WHEREVER A COMPANY EXISTS.

      FOR EXAMPLE, MTV, WHEN IT FIRST WENT PUBLIC HAD LESS THAN 20 MILLION VIEWERS. TODAY, THERE [ARE] CLOSE TO 400 MILLION PEOPLE WHO CAN WATCH MTV AT ANY POINT IN TIME. AND WE LIKE THAT. WE LIKE TO FIND GROWING COMPANIES THAT CAN LEVERAGE THEIR BUSINESS ON A GLOBAL BASIS.

      TAKE A SIMPLE THING LIKE TEA: CELESTIAL [SEASONINGS] IS AN IMPORTANT PART OF OUR PORTFOLIO. IT DOMINATES THE MARKET FOR GREEN TEA. TEA IS GOOD FOR YOU...

      WE LOOK FOR STOCKS THAT [CAN APPRECIATE] 50% IN TWO YEARS. AND WE LOOK FOR A CATALYST, SOMETHING THAT'S CHANGING, [THAT WILL UNLOCK THE VALUE]... [WE HAVE] THE... ABILITY TO SHIFT THINGS AROUND, [BETWEEN] VALUE/GROWTH, LONG/SHORT, INTERNET/STEEL, ETC. SO HOW AND WHERE DOES A GRAHAM & DODD INVESTOR IN AN INTERNET WORLD FIND NET-NETS? HOW DO YOU MAKE MONEY BY FINDING COMPANIES THAT ARE CLEARLY GOING TO DRIVE THE WORLD?

      ALL OF US - EVERY SINGLE ONE OF US - ARE EXTRAORDINARILY BLESSED TO BE HERE IN THIS INTERNET WORLD. IF I'D BEEN HERE IN 1454, I BET I'D HAVE SAID THE SAME THING ABOUT GUTENBERG AND THE PRINTING PRESS: "YOU MEAN TO TELL ME WE CAN PUT THE MONKS OUT OF WORK AND HAVE BOOKS FOR ALL OF US TO READ?! THAT'S FABULOUS!" WELL, THE INTERNET'S DOING ALL OF THAT.

      THE ANALYSTS IN OUR FIRM ARE TOLD: "GATHER THE DATA, ARRAY THE DATA, PROJECT THE DATA AND COME UP WITH ECONOMIC CONCLUSIONS." WELL, THE INTERNET ALLOWS YOU TO GATHER THE DATA MORE EFFICIENTLY. IT'S A WONDERFUL TOOL. BUT FOR ALL OF US, IT'S CHANGING [VERY RAPIDLY]. AND HOW DO WE GENERATE [A RETURN]?...

      YOU'VE ALL ASKED THAT QUESTION OF GROWTH VERSUS VALUE. AND WE HAVE A CHART THAT SHOWS HOW VALUE HAS PERFORMED RELATIVE TO THE BENCHMARK OVER THE LAST 21 YEARS SINCE WE FOUNDED THE FIRM. IN 1976, WHY DID VALUE DO SO WELL? IT WASN'T COMPLICATED. WHEN YOU HAVE NO CONVICTION THAT YOU CAN PROJECT THE FUTURE, WHAT'S IN HAND IS WORTH A LOT MORE. YOU HAVE VARIOUS CYCLES IN WHICH VALUE FUNCTIONS. TODAY, WE'RE DOWN AT THE BOTTOM OF THE CHART. WHY? BECAUSE WE BELIEVE WE CAN PROJECT FAR INTO THE FUTURE. SO IT'S NOT A COMPLICATED WORLD WE LIVE IN. AND THAT MAKES GROWTH EVEN MORE ATTRACTIVE, THE MORE CONFIDENCE AND CONVICTION YOU HAVE THAT THINGS MAINTAIN THEMSELVES...

      WHILE WE EXPECT A BUMPIER EXPERIENCE IN MANAGING A SMALL GROWTH COMPANY PORTFOLIO VERSUS A LARGE-CAP PORTFOLIO, WE BELIEVE IN THE LONG RUN, IT WILL BE WORTH IT.

      RUSSELL 2000'S EARNINGS WILL MATERIALLY EXCEED THE S&P'S...THE EARNINGS OF THE RUSSELL 2000 WILL BE UP 20%-25% PER YEAR FOR THE NEXT TWO YEARS. AND THE S&P'S [ARE EXPECTED TO BE] UP IN THE LOW DOUBLE DIGITS, 10%, 11%, 12%. SO THE CONCLUSION IS THAT A POWERFUL, POWERFUL TAILWIND OF VERY GOOD EARNINGS IS ON THE WAY...

      THE RUSSELL 2000 HAS BETTER EARNINGS AND LOWER VALUATIONS. AND, THEREFORE, IT'S JUST READY TO EXPLODE IN TERMS OF UPSIDE. THERE WERE 7,000 TRANSACTIONS LAST YEAR IN THE U.S. AND WHILE YOU TALK ABOUT WARNER LAMBERT, AND WHILE IT'S FUN TO TALK ABOUT CBS AND VIACOM, 7,000 TRANSACTIONS TOOK PLACE, AND MOST OF THEM [WERE UNDER] $200 MILLION. SO IT REALLY [HAS] BEEN THE SMALLER COMPANIES...

      THERE ARE A LOT OF STRUCTURAL REASONS WHY PEOPLE TEND NOT TO LOOK FOR THE IGNORED, EVEN THOUGH THEY'RE HIGH GROWTH. FOR EXAMPLE, IF I'M WORKING AT A SELL-SIDE BROKERAGE FIRM, HOW DO I MAKE $2 MILLION A YEAR? I DON'T MAKE IT BY BUYING AND RECOMMENDING SMALL-CAP STOCKS. I DO IT BECAUSE I'M ON THE ALL-STAR TEAM, OR I DO INVESTMENT BANKING. AND I DO THAT BY BUYING AND FOCUSING ON LARGER COMPANIES.

      AND UNLESS THERE'S A ROAD SHOW TODAY... THERE'S AN OLD EXPRESSION ON WALL STREET, "EITHER NET IT OR FORGET IT." TODAY, IT'S A LITTLE DIFFERENT, IT'S IPO'S. SO NOBODY'S OUT THERE TALKING ABOUT THE SMALLER CAPS...

      WHEN THE BERLIN WALL CAME DOWN, THE BUSINESS MODEL OF MOST COMPANIES BECAME GLOBAL. COCA- COLA, MTV (VIACOM), BOEING, EVERYBODY COULD GO GLOBAL. AND THEREFORE, SCALE AND SIZE BECOME IMPORTANT IN A GLOBAL MARKETPLACE, AND YOU CAN CAPTURE, AT THE MARGIN, THESE GREATER GROWTH OPPORTUNITIES. SO WE COULD MAKE A COMPELLING CASE THAT FROM AN EARNINGS AND MARKET DYNAMICS POINT OF VIEW, SCALE IS IMPORTANT ON A GLOBAL BASIS AND SIZE IS IMPORTANT AND, THEREFORE, THAT'S AN ADVANTAGE.

      BUT WE KNOW THAT WHEN YOU DO THE RESEARCH AND FIND GREAT COMPANIES THAT CAN GROW AT THE RATES THAT WE'RE FINDING THEM [SELLING AT] 10, 11, 12 TIMES EARNINGS, IT'S OKAY. WE'RE EXPECTING TO CREATE WEALTH FOR THE SHAREHOLDERS THAT BUY THE SMALL-CAP STOCKS. WE'RE EXPECTING TO DO IT AGAINST OUR BENCHMARK. AND WE'RE EXPECTING TO DO IT EXTRAORDINARILY WELL WITH LESS RISK...

      HOW MANY OF YOU WOULD BE UNHAPPY EARNING A RETURN OF 20% A YEAR? WHAT HAS THE STOCK MARKET DONE FOR THE LAST 60 YEARS? WE ALL KNOW WHAT IT'S DONE FOR THE LAST FOUR. SO THAT'S THE WAY WE THINK ABOUT IT, OWNING BUSINESSES. WE'RE NOT BUYING SOYBEANS OR COMMODITIES, WE'RE NOT BUYING STOCKS THAT REPRESENT TRADING PIECES OF PAPER...

      SOMEONE ASKED WHY, IN AN INTERNET WORLD, DOES THE PORTFOLIO START INCLUDING SOME GAS, ELECTRIC AND WATER COMPANIES? ISN'T THAT ABOUT AS DULL AS YOU CAN FIND?

      WELL, WE DECIDED ABOUT TWO OR THREE YEARS AGO THAT THERE'S A MAJOR STRUCTURAL CHANGE TAKING PLACE. AND GOING BACK TO THE MODEL OF RISK/REWARD, WE STARTED BUYING ALL THE WATER COMPANIES. WHY? BECAUSE OF CONSOLIDATION. WE
STARTED  BUYING  GAS  COMPANIES  BECAUSE  OF THE  CONSOLIDATION  THAT WAS LED BY
EASTERN ENTERPRISES OUT OF BOSTON WHERE THERE WERE ABOUT SEVEN OR EIGHT GAS COMPANIES, AND THEY BOUGHT THREE OR FOUR.

      THEN WE STARTED BUYING THE [ELECTRIC COMPANIES], IN PART, BECAUSE OF THE COMBINATION OF THE DEREGULATION IN THAT INDUSTRY, WHEN MANUFACTURING WAS UNCOUPLED FROM DISTRIBUTION AND UNCOUPLED FROM THE RETAIL SIDE. SO WE'VE BEEN REWARDED BY OUR PATIENCE BECAUSE IN THE LAST THREE MONTHS ALONE, THERE HAVE BEEN 24 TRANSACTIONS . . .

      EVEN WARREN BUFFETT WENT OUT AND JUST BOUGHT A COMPANY IN IOWA. AND WHAT HE SEES IS AN ABILITY TO PUT BILLIONS OF DOLLARS TO WORK AT LOW RISK. BASICALLY, THE CEO SAID, "HEY, I'M GOING TO DO A WHOLE BUNCH OF DEALS." JUST THIS WEEK ALONE, YOU SAW THREE OR FOUR OF THEM. SO WE ARE INTO "TAKE OUT POWER".

      SO THAT'S WHY THOSE ARE CREEPING INTO OUR PORTFOLIO, NOT BECAUSE WE'RE BEING CONSERVATIVE, BUT BECAUSE WE'RE BEING EXTRAORDINARILY AGGRESSIVE WITH LOW RISK...

      SO [I'VE SEEN] THESE EBBS AND FLOWS IN MY BRIEF INVESTMENT HORIZON OF 35 YEARS. RIGHT NOW, EVERYONE IS EXTRAORDINARILY OPTIMISTIC, AND DESERVEDLY SO. HOWEVER, AS [WE] POINTED OUT, WHAT PRICE DO YOU WANT TO PAY FOR THAT OPTIMISM?"

A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of the Small Cap Growth Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              1999 COMPLETED DEALS


                                      NUMBER AVERAGE    COST CLOSING
   FUND HOLDING                        OF SHARES (a)    PER SHARE (b)    PRICE (c)     CLOSING DATE   %RETURN (d)
   ------------                       --------------    -------------    ---------      -----------   ----------
   AFC Cable Systems Inc.                  40,000          $20.54         $42.69         11/22/99       107.82%
   General Housewares Corp.                55,000           13.07          28.63         10/21/99       119.02%
   Chock Full O'Nuts Corp.                 56,000            8.43          11.38         10/18/99        35.01%
   COMSAT Corp.                            35,000           32.67          45.50         09/18/99         9.80%
   Cellular Comm. of Puerto Rico           24,000            8.98          29.50         08/25/99       228.02%
   Hach Co.                                13,000           10.23          17.75         07/15/99        73.46%
   Hach Co., Cl. A                         20,000            9.86          17.25         07/15/99        74.96%
   Lawter International Inc.              200,000           11.39          12.25         06/01/99         6.99%
   Whitman Corp.                           48,000           15.43          17.94         05/20/99        16.29%
   American Safety Razor Co.               14,900           11.94          14.20         04/23/99         2.21%
   US Physical Therapy Inc.                 6,000            6.25           9.75         04/20/99        56.00%
   Hudson General Corp.                    41,000           15.71          76.00         03/19/99       382.97%
   Pulitzer Publishing Co.                 42,000           30.51          81.19         03/19/99       116.11%
   Fingerhut Companies Inc.                40,000           12.24          25.00         03/17/99       104.25%
   First Brands Corp.                      15,000           12.93          38.56         01/28/99       198.22%
   Gryphon Holdings                        20,000           16.88          19.00         01/15/99        12.56%
   CalMat Co.                             130,000           21.51          31.00         01/01/99        44.12%
----------------------------------------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

NOTE:  SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.
--------------------------------------------------------------------------------

THIS YEAR'S SCORECARD

      As is usually the case, this year's biggest winners come from an eclectic group of industries including wireless communications (Rural Cellular Corp., VoiceStream Wireless and Aerial Communications), publishing (TV Guide and Penton Media), broadcasting (Ackerley Group and Sinclair Broadcast Group), candy and trading cards (Topps Company), ice cream (Ben & Jerry's Homemade) and auto painting (Earl Scheib).

      Our losers come from equally  disparate  industry groups  including:  golf
equipment  (Adams  Golf),  retailing  (Burlington  Coat  Factory),   auto  parts
(GenCorp), gold mining (TVX Gold) and energy (Tesoro Petroleum Corp.)

      Even in unusually narrow markets such as this year's technology dominated advance, there are opportunities for research driven stock pickers to excel. Our high stock picking batting average in a market in which most of the scoring came from technology stock home runs helped us generate very competitive returns.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AZTAR CORP. (AZR - $10.875 - NYSE) has been in the gaming business for more than 20 years. The company owns and operates three casino hotels: Tropicana Casino and Resort in Atlantic City; Tropicana Resort and Casino in Las Vegas; and Ramada Express Hotel and Casino in Laughlin, Nevada. Aztar also operates riverboats in Caruthersville, Missouri and Evansville, Indiana.

CARTER-WALLACE INC. (CAR - $17.9375 - NYSE) manufactures and sells a diversified line of consumer health care products including toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet supplies. Such recognized brand names as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste are Carter-Wallace products. Astelin, in its second year on the market, remains the only prescription antihistamine nasal spray in the U.S. The company also sells certain products exclusively in international markets.

CLARCOR INC. (CLC - $18.00 - NYSE) manufactures and distributes engine/mobile and industrial/environmental filtration products as well as consumer packaging products. CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment, and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Metal, plastic, and paper containers, combination metal/plastic containers, and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals and chemical specialties.

DEXTER CORP. (DEX - $39.75 - NYSE), located in Windsor Locks, Connecticut, is a specialty materials company principally serving the worldwide aerospace, electronics, food packaging and medical markets, with products based on proprietary technologies. Through 75% ownership of Life Technologies, Inc. Dexter's life sciences segment focuses on the development and manufacture of precise, reproducible biological and biochemical products for life sciences research and commercial applications within the medical market. The non-wovens segment focuses on the proprietary formulation and manufacture of long-fiber, wet-formed products, primarily for use in the food packaging, medical and hygiene markets. The specialty polymers segment includes product offerings based on polymer technology for the formulation and processing of specialty adhesives, coatings and encapsulants primarily for use in the aerospace and electronics markets,

LIBERTY CORP. (LC - $42.1875 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. In February 1999, Liberty hired an investment banker and began a strategic review which may result in a spinoff.

OAK TECHNOLOGY INC. (OAKT - $9.4375 - NASDAQ) designs, develops and markets high performance integrated semiconductors, software and platform solutions to original equipment manufacturers ("OEMs") worldwide that serve the optical storage, consumer electronics and digital imaging equipment markets. The company's products consist primarily of integrated circuits and supporting software and firmware, all designed to store and distribute digital content. The company contracts with independent foundries to manufacture all its products. Currently, the company's three target markets include optical storage, consumer electronics and digital imaging equipment.

PITTWAY CORP. (PRY - $45.0625 - NYSE) has completed the tax-free spin-off of Penton Media (PME - $24.00 - NYSE). Each Pittway shareholder received one share of Penton common stock for each share of Pittway stock held. This action leaves Pittway with its core business of manufacturing and distributing burglar and commercial fire alarm equipment. Pittway's ADI distribution unit is the largest supplier of alarm system components in the U.S. Pittway is also involved in real estate and other promising ventures, including a 34% interest in Cylink, a leading manufacturer of encryption equipment. Honeywell (HON - $57.6875 - NYSE) has begun a tender offer to acquire Pittway's 43 million shares for $45.50 per share.

STANDARD MOTOR PRODUCTS INC. (SMP - $16.125 - NYSE), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions - engine management and temperature control - and believes it is the number one supplier to the North American aftermarket in cash of these lines.


TV GUIDE INC. (TVGIA - $43.00 - NASDAQ), formerly United Video Satellite Group, publishes TV Guide, the best-selling weekly magazine in the U.S. The company's other operations include the TV Guide Channel (an on-screen programming guide formerly called the Prevue Channel) and 40% of Superstar/Netlink Group, which sends programming from such providers as CNN, ESPN, and HBO to home satellite dishes. Other services include SpaceCom (satellite transmission services for radio programming, paging, and news services) and UVTV (distribution of superstations, such as Chicago's WGN, to cable television systems). News Corp. and AT&T's Liberty Media Group each hold about 49% of TV Guide's voting power and 44% of its equity.

UNITED TELEVISION INC. (UTVI - $137.6875 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $72.125 - NYSE) television division. The $60 million purchase of WRBW, a UPN affiliate in Orlando (the country's 22nd largest and the fastest growing television market over the past decade), closed on July 7, 1999. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $160.00 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a market.

USA NETWORKS INC. (USAI - $55.25 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Small Cap Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

SHAREHOLDER MEETING

      We are pleased to report that the shareholders of The Gabelli Small Cap Growth Fund overwhelmingly approved the proposal to create additional classes of shares for the Fund. The creation of new classes of shares provides the Fund with distribution alternatives that address the needs of various types of investors. The offering of new classes of shares should also enhance the potential for the Fund to attract additional investors in a manner that could provide added benefits for all shareholders of the Fund. The existing class of shares have been redesignated as Class AAA shares. Presently, no introduction date has been established for the new classes of shares. The offering of new classes of shares will not diminish the ability of current shareholders to purchase and redeem Class AAA shares at net asset value.

IN CONCLUSION

      A very narrow small cap market dominated by technology stocks challenged our investment prowess in 1999. As is evidenced by the Fund's competitive returns versus the Russell 2000 benchmark, we did a good job finding winners in a broad range of industries. We believe a small percentage of stocks in a few sectors of the small cap market are grossly overvalued. However, the balance of the market still offers a wealth of reasonably priced long term investment opportunities that we can take advantage of in the years ahead.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.



                                                    Sincerely,

                                                    /s/ signature

                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer

January 31, 2000


--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------
               TV Guide Inc.                      UnitedGlobalCom Inc.
               Pittway Corp.                      Oak Technology Inc.
               USA Networks Inc.                  Aztar Corp.
               Liberty Corp.                      Carter-Wallace Inc.
               United Television Inc.             CLARCOR Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          MARKET
    SHARES                                                VALUE
    ------                                                ------
              COMMON STOCKS -- 96.1%
              AGRICULTURE -- 0.0%
      7,500   Cadiz Inc. ...........................   $     71,250
      5,000   Sylvan Inc ...........................         42,500
                                                       ------------
                                                            113,750
                                                       ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.4%
    100,000   Acktion Co.+ .........................        900,589
      5,000   Borg-Warner Automotive Inc. ..........        202,500
    170,000   GenCorp Inc. .........................      1,678,750
      8,000   Lund International Holdings Inc.+ ....         47,000
     20,000   Meritor Automotive Inc. ..............        387,500
     10,000   Midas Inc. ...........................        218,750
    125,000   Modine Manufacturing Co. .............      3,125,000
      5,250   Monro Muffler Brake Inc.+ ............         39,375
    190,000   Scheib (Earl) Inc.+ ..................        558,125
    151,000   Standard Motor Products Inc. .........      2,434,875
     17,000   Strattec Security Corp.+ .............        550,375
     48,000   Superior Industries International Inc.      1,287,000
    125,000   TransPro Inc. ........................        804,687
    190,000   Wynn's International Inc. ............      2,683,750
                                                       ------------
                                                         14,918,276
                                                       ------------
              AVIATION: PARTS AND SERVICES -- 3.0%
     15,000   AAR Corp. ............................        269,063
     40,000   Aviall Inc.+ .........................        327,500
     10,000   Barnes Group Inc. ....................        163,125
     56,000   Curtiss-Wright Corp. .................      2,065,000
      7,500   Ducommun Inc. ........................         81,562
    120,000   Fairchild Corp., Cl. A+ ..............      1,087,500
     26,500   Hi-Shear Industries Inc. .............         61,281
    300,000   Kaman Corp., Cl. A ...................      3,862,500
     80,000   Moog Inc., Cl. A+ ....................      2,160,000
                                                       ------------
                                                         10,077,531
                                                       ------------
              BROADCASTING -- 8.0%
    195,000   Ackerley Group Inc. ..................      3,534,375
    230,000   Granite Broadcasting Corp.+ ..........      2,328,750
     35,000   Gray Communications Systems Inc. .....        619,062
     50,000   Gray Communications Systems Inc., Cl. B       675,000
     54,500   Hearst-Argyle Television Inc.+ .......      1,451,062
    167,000   Liberty Corp. ........................      7,045,312
    110,000   Paxson Communications Corp.+ .........      1,313,125
     65,000   Price Communications Corp.+ ..........      1,807,812
     35,000   Salem Communications Corp., Cl. A+ ...        791,875
      1,000   Sinclair Broadcast Group Inc.+ .......         12,203
      2,000   Spanish Broadcasting System Inc.+ ....         80,500
     50,000   United Television Inc. ...............      6,884,375



                                                          MARKET
    SHARES                                                VALUE
    ------                                                ------
      1,500   Wink Communications Inc.+ ............   $     90,094
      9,000   Young Broadcasting Inc., Cl. A+ ......        459,000
                                                       ------------
                                                         27,092,545
                                                       ------------
              BUILDING AND CONSTRUCTION -- 1.3%
     15,000   Florida Rock Industries Inc. .........        516,562
     14,444   Huttig Building Products Inc.+ .......         71,319
     94,000   Nortek Inc.+ .........................      2,632,000
     75,000   Republic Group Inc. ..................      1,134,375
      2,000   Universal Forest Products Inc. .......         29,500
                                                       ------------
                                                          4,383,756
                                                       ------------
              BUSINESS SERVICES -- 2.0%
     69,000   Berlitz International Inc.+ ..........      1,185,937
     40,000   Burns International Services Corp. ...        432,500
    610,400   Career Blazers Inc. ..................        396,760
      6,000   Carlisle Holdings Ltd.+ ..............         72,000
      1,000   Circle.com+ ..........................         12,312
     20,000   Data Broadcasting Corp.+ .............        165,000
      3,000   Data Transmission Network Corp.+ .....         51,750
     40,000   Donnelley (R.H.) Corp. ...............        755,000
     27,000   Industrial Distribution Group Inc.+ ..         87,750
     10,000   Landauer Inc. ........................        218,750
      5,000   MDC Communications Corp., Cl. A+ .....         41,875
     38,500   Nashua Corp.+ ........................        288,750
    109,500   National Processing Inc.+ ............        971,812
    105,000   Paxar Corp.+ .........................        885,937
     15,000   Pittson Brink's Group ................        330,000
     13,000   Princeton Video Image Inc.+ ..........        104,000
     10,000   PubliCard Inc.+ ......................         65,625
     87,000   Trans-Lux Corp. (b) ..................        614,437
      8,000   Wackenhut Corp., Cl. A ...............        119,500
      6,187   Wackenhut Corp., Cl. B ...............         63,803
                                                       ------------
                                                          6,863,498
                                                       ------------
              CABLE -- 2.3%
     18,000   Cablevision Systems Corp., Cl. A .....      1,359,000
     90,000   UnitedGlobalCom Inc., Cl. A+ .........      6,356,250
                                                       ------------
                                                          7,715,250
                                                       ------------
              CLOSED-END FUNDS -- 1.9%
    127,000   Baker Fentress & Co. .................      1,793,875
     45,000   Central European Equity Fund Inc. ....        649,687
     78,000   Dresdner RCM Europe Fund Inc. ........      1,234,740
     45,000   France Growth Fund Inc. ..............        689,062
     32,000   Germany Fund Inc. ....................        484,000
     40,000   Italy Fund Inc. ......................        680,000
     65,000   New Germany Fund Inc. ................        796,250
     11,000   Spain Fund Inc. ......................        153,313
                                                       ------------
                                                          6,480,927
                                                       ------------

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          MARKET
    SHARES                                                VALUE
    ------                                                ------
              COMMON STOCKS (CONTINUED)
              COMMUNICATIONS EQUIPMENT -- 0.4%
    110,000   Allen Telecom Inc.+ ..................   $  1,271,875
                                                       ------------
              COMPUTER SOFTWARE AND SERVICES-- 2.3%
      1,000   @Home Corp., Ser. A+ .................         42,875
      3,000   Anacomp Inc. .........................         54,562
     92,500   Bull Run Corp.+ ......................        543,437
      5,000   CDNow Inc.+ ..........................         49,375
      2,000   CheckFree Holdings Corp.+ ............        209,000
      3,000   Cylink Corp. .........................         40,500
     25,000   Internet.com Corp.+ ..................      1,306,250
        200   Macromedia Inc.+ .....................         14,625
     70,000   Phoenix Technologies Ltd.+ ...........      1,106,875
     30,000   QuadraMed Corp.+ .....................        261,562
     10,000   Titan Corp.+ .........................        471,250
    440,000   Tyler Technologies Inc. ..............      2,420,000
    105,000   Xionics Document Technologies Inc.+ ..      1,095,937
                                                       ------------
                                                          7,616,248
                                                       ------------
              CONSUMER PRODUCTS -- 3.9%
      3,000   Action Performance Companies Inc.+ ...         34,500
     20,000   Adams Golf Inc.+ .....................         32,500
     25,000   Ashworth Inc.+ .......................        103,125
    260,000   Carter-Wallace Inc. ..................      4,663,750
     45,000   Church & Dwight Co. Inc. .............      1,200,937
     12,000   Coachmen Industries Inc. .............        181,500
      3,000   Department 56 Inc.+ ..................         67,875
      8,000   French Fragrances Inc.+ ..............         51,500
     95,000   General Cigar Holdings Inc.+ .........        789,687
    133,500   General Cigar Holdings Inc., Cl. B+ (a)     1,109,719
     60,000   Genlyte Group Inc.+ ..................      1,282,500
      2,000   Harley-Davidson Inc. .................        128,125
    120,000   Hartmarx Corp.+ ......................        487,500
     10,000   Madden (Steven) Ltd. .................        190,625
     27,200   National Presto Industries Inc. ......        965,600
     14,000   Nature's Sunshine Products Inc. ......        112,000
      3,000   Scotts Co., Cl. A+ ...................        120,750
      8,000   Skyline Corp. ........................        188,000
     14,000   Stewart Enterprises Inc., Cl. A ......         66,500
      1,500   TiVo Inc.+ ...........................         50,625
    120,000   Weider Nutrition International Inc. ..        442,500
     70,000   Wolverine World Wide Inc. ............        765,625
                                                       ------------
                                                         13,035,443
                                                       ------------
              CONSUMER SERVICES -- 0.9%
     20,000   Bowlin Outdoor Advertising &
               Travel Centers Inc.+ ................        107,500
      1,000   Collectors Universe Inc. .............          6,250
     40,000   Loewen Group Inc. ....................         17,500
      1,000   Martha Stewart Living Inc., Cl. A+ ...         24,000


                                                          MARKET
    SHARES                                                VALUE
    ------                                                ------
      5,000   Ogden Corp ...........................   $     59,687
     10,000   Response USA Inc.+ ...................         10,312
    162,000   Rollins Inc. .........................      2,430,000
     30,000   Travel Services International Inc.+ ..        273,750
                                                       ------------
                                                          2,928,999
                                                       ------------
              DIVERSIFIED INDUSTRIAL -- 5.3%
     99,500   Ampco-Pittsburgh Corp. ...............      1,007,438
      8,000   Anixter International Inc.+ ..........        165,000
     65,000   Crane Co. ............................      1,291,875
     61,000   Gardner Denver Machinery Corp.+ ......      1,017,937
     15,000   GATX Corp. ...........................        506,250
     70,000   GenTek Inc. ..........................        730,625
     36,000   Katy Industries Inc. .................        312,750
    455,000   Lamson & Sessions Co.+ ...............      2,218,125
     75,000   Lindsay Manufacturing Co. ............      1,368,750
     60,000   MagneTek Inc. ........................        461,250
     20,000   Myers Industries Inc. ................        315,000
    610,400   Noel Group Inc.+ .....................        404,390
     40,000   Oil-Dri Corporation of America .......        575,000
    130,000   Park-Ohio Holdings Corp.+ ............      1,283,750
     20,000   Standex International Corp. ..........        418,750
    190,000   Thomas Industries Inc. ...............      3,883,125
     40,000   Tyco International Ltd. ..............      1,555,000
     60,000   WHX Corp.+ ...........................        540,000
                                                       ------------
                                                         18,055,015
                                                       ------------
              EDUCATIONAL SERVICES-- 0.0%
     22,000   Whitman Education Group Inc.+ ........         60,500
                                                       ------------
              ELECTRONICS -- 2.5%
    640,000   Oak Technology Inc.+ .................      6,040,000
     60,000   Watkins-Johnson Co. ..................      2,400,000
                                                       ------------
                                                          8,440,000
                                                       ------------
              ENERGY AND UTILITIES -- 4.5%
     35,000   AGL Resources Inc. ...................        595,000
     44,600   Aquarion Co. .........................      1,650,200
      6,000   Basin Exploration Inc.+ ..............        105,750
      3,000   Birmingham Utilities Inc. ............         71,063
     20,000   CH Energy Group Inc. .................        660,000
      2,000   Connecticut Water Service Inc. .......         64,000
     25,000   Eastern Enterprises ..................      1,435,937
     25,000   E'Town Corp. .........................      1,556,250
      5,000   Fall River Gas Co. ...................        106,250
     42,000   Florida Public Utilities Co. .........        714,000
    130,000   Kaneb Services Inc.+ .................        568,750
     15,000   Petroleum Geo-Services ASA+ ..........        267,187
    300,000   RPC Inc. .............................      1,725,000
      6,000   SJW Corp .............................        721,500
    110,000   Southwest Gas Corp. ..................      2,530,000

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          MARKET
    SHARES                                                VALUE
    ------                                                ------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES (CONTINUED)
     15,000   Tesoro Petroleum Corp. ...............   $    173,438
      5,000   TransMontaigne Oil Co. ...............         35,000
     49,000   United Water Resources Inc. ..........      1,675,188
     45,000   Waterlink Inc. .......................        112,500
     15,000   WICOR Inc. ...........................        437,813
                                                       ------------
                                                         15,204,826
                                                       ------------
              ENTERTAINMENT -- 6.8%
    105,000   Ascent Entertainment Group Inc.+ .....      1,332,188
     15,000   Dover Downs Entertainment Inc.+ ......        281,250
     45,000   Fisher Companies Inc. ................      2,778,750
     40,000   GC Companies Inc.+ ...................      1,035,000
      2,500   International Speedway Corp. .........        125,000
     10,000   Liberty Digital Inc.+ ................        742,500
      4,000   Loews Cineplex Entertainment Corp.+ ..         23,500
      3,000   Metromedia International Group Inc.+ .         14,250
     45,000   Topps Co. Inc.+ ......................        466,875
    210,000   TV Guide Inc., Cl. A+ ................      9,030,000
    130,000   USA Networks Inc.+ ...................      7,182,500
      1,000   World Wrestling Federation
               Entertainment Inc.+ .................         17,250
                                                       ------------
                                                         23,029,063
                                                       ------------
              EQUIPMENT AND SUPPLIES -- 15.4%
     14,000   Alltrista Corp.+ .....................        309,750
    145,000   AMETEK Inc. ..........................      2,764,063
     20,500   Amphenol Corp., Cl. A+ ...............      1,364,531
    320,000   Baldwin Technology Co. Inc., Cl. A+ ..        680,000
     55,000   Belden Inc. ..........................      1,155,000
      4,000   Bway Corp.+ ..........................         24,500
     17,000   C&D Technologies Inc. ................        722,500
     80,000   CIRCOR International Inc.+ ...........        825,000
    259,000   CLARCOR Inc. .........................      4,662,000
      5,000   Commercial Intertech Corp. ...........         63,750
     60,000   Core Materials Corp. .................        138,750
     25,000   CTS Corp. ............................      1,884,375
     82,000   Cuno Inc.+ ...........................      1,697,656
      9,000   Danaher Corp. ........................        434,250
    257,600   Fedders Corp. ........................      1,416,800
    102,000   Flowserve Corp. ......................      1,734,000
     54,800   Franklin Electric Co. ................      3,846,275
     40,000   General Magnaplate Corp. .............        117,500
     70,000   Gerber Scientific Inc. ...............      1,535,625
     17,775   Gorman-Rupp Co. ......................        311,063
     17,000   Graco Inc. ...........................        609,875
    145,000   Hussmann International Inc. ..........      2,184,063
     47,000   IDEX Corp. ...........................      1,427,625
     32,000   Johnston Industries Inc. .............         54,000
    113,000   Kollmorgen Corp. .....................      1,391,313



                                                          MARKET
    SHARES                                                VALUE
    ------                                                ------
     10,000   K-Tron International Inc.+ ...........   $    135,000
     10,000   Littelfuse Inc.+ .....................        242,656
     22,000   Lufkin Industries Inc. ...............        330,000
    100,000   Mark IV Industries Inc. ..............      1,768,750
     22,000   Met-Pro Corp. ........................        220,000
    160,000   Pittway Corp. ........................      7,210,000
      2,000   Plantronics Inc.+ ....................        143,125
     26,000   Raytech Corp.+ .......................         87,750
     10,000   Robbins & Myers Inc. .................        226,250
     29,000   Roper Industries Inc. ................      1,096,563
      3,500   Sames Corp. ..........................         54,031
     40,000   Sequa Corp., Cl. A+ ..................      2,157,500
     13,500   Sequa Corp., Cl. B+ ..................        810,000
     56,000   SL Industries Inc. ...................        651,000
      1,000   Smith (A.O.) Corp. ...................         21,875
      9,000   Smith (A.O.) Corp., Cl. A ............        191,250
     74,000   SPS Technologies Inc.+ ...............      2,363,375
      5,000   Teleflex Inc. ........................        156,563
     15,000   Tennant Co. ..........................        491,250
      5,000   Valmont Industries Inc. ..............         80,313
      7,875   Watsco Inc., Cl. B ...................         91,301
    145,000   Watts Industries Inc., Cl. A .........      2,138,750
                                                       ------------
                                                         52,021,566
                                                       ------------
              FINANCIAL SERVICES-- 2.6%
     30,000   Argonaut Group Inc. ..................        596,250
     68,000   Berliner Bank Aktiengesellschaft .....      1,130,135
     45,000   Danielson Holding Corp.+ .............        258,750
      3,000   Federal Agricultural Mortgage Corp., Cl. C+    60,563
     45,000   Gainsco Inc. .........................        241,875
     18,000   Hibernia Corp., Cl. A ................        191,250
      3,000   LandAmerica Financial Group ..........         55,125
     15,000   Metris Companies Inc. ................        535,313
    103,500   Midland Co. ..........................      2,147,625
      1,500   Net.B@nk Inc.+ .......................         27,750
    230,000   Pioneer Group Inc.+ ..................      3,622,500
                                                       ------------
                                                          8,867,136
                                                       ------------
              FOOD AND BEVERAGE -- 2.9%
     12,000   Advantica Restaurant Group Inc.+ .....         21,000
     20,000   Ben & Jerry's Homemade Inc., Cl. A+ ..        497,500
     34,863   Buenos Aires Embotelladora SA (a) ....              0
    216,000   Celestial Seasonings Inc.+ ...........      4,019,625
      6,000   Cheesecake Factory Inc.+ .............        210,000
      1,500   Farmer Brothers Co. ..................        238,500
     20,000   Genesse Corp., Cl. B .................        426,250
     10,000   International Multifoods Corp. .......        132,500
     15,000   J & J Snack Foods Corp.+ .............        307,500
      8,000   Midwest Grain Products Inc. ..........         59,000

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          MARKET
    SHARES                                                VALUE
    ------                                                ------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE (CONTINUED)
      2,000   Mondavi (Robert) Corp.+ ..............   $     69,500
      1,000   Northland Cranberries Inc., Cl. A ....          6,000
      2,000   Omni Nutraceuticals Inc ..............          2,250
    130,000   PepsiAmericas Inc.+ ..................        487,500
     40,000   Ralcorp Holdings Inc.+ ...............        797,500
     31,658   Tootsie Roll Industries Inc. .........      1,042,735
    100,000   Twinlab Corp.+ .......................        793,750
     48,000   Whitman Corp. ........................        645,000
                                                       ------------
                                                          9,756,110
                                                       ------------
              HEALTH CARE -- 2.6%
     95,000   Inamed Corp.+ ........................      4,168,125
    120,000   IVAX Corp.+ ..........................      3,090,000
     17,000   Life Technologies Inc. ...............        724,625
     48,000   Penwest Pharmaceuticals Co. ..........        732,000
      3,620   U.S. Physical Therapy Inc.+ ..........         30,770
     20,000   Women First HealthCare Inc.+ .........        105,000
                                                       ------------
                                                          8,850,520
                                                       ------------
              HOME FURNISHINGS -- 0.8%
      7,000   Bassett Furniture Industries Inc. ....        112,000
      2,000   Bed Bath & Beyond Inc.+ ..............         69,500
     17,000   Foamex International Inc. ............        141,313
     30,000   La-Z-Boy Chair Co. ...................        504,375
     50,000   Mikasa Inc. ..........................        503,125
     70,000   Oneida Ltd. ..........................      1,522,500
                                                       ------------
                                                          2,852,813
                                                       ------------
              HOTELS AND GAMING -- 4.2%
    440,000   Aztar Corp.+ .........................      4,785,000
    115,000   Boca Resorts Inc., Cl. A+ ............      1,121,250
     15,000   Boyd Gaming Corp.+ ...................         87,188
     20,000   Churchill Downs Inc. .................        451,250
     55,000   Extended Stay America Inc.+ ..........        419,375
     94,000   Gaylord Entertainment Co. ............      2,814,125
    135,000   Jackpot Enterprises Inc.+ ............      1,122,188
      5,000   Jurys Hotel Group plc ................         37,016
     30,000   Lakes Gaming Inc.+ ...................        238,125
     80,000   Mirage Resorts Inc.+ .................      1,225,000
     95,000   Park Place Entertainment Corp.+ ......      1,187,500
     25,000   Penn National Gaming Inc.+ ...........        225,000
      2,000   Station Casinos Inc.+ ................         44,875
     90,000   Trump Hotels & Casino Resorts Inc.+ ..        303,750
                                                       ------------
                                                         14,061,642
                                                       ------------
              METALS AND MINING -- 0.5%
    250,000   Echo Bay Mines Ltd.+ .................        296,875
    190,000   Royal Oak Mines Inc.+ ................          7,897
     28,000   Stillwater Mining Co.+ ...............        892,500



                                                          MARKET
    SHARES                                                VALUE
    ------                                                ------
      5,000   Toreador Royalty Corp.+ ..............   $     21,875
    545,000   TVX Gold Inc.+ .......................        442,813
                                                       ------------
                                                          1,661,960
                                                       ------------
              PAPER AND FOREST PRODUCTS -- 1.2%
    133,000   Greif Bros. Corp., Cl. A .............      3,956,750
                                                       ------------
              PUBLISHING -- 4.4%
    121,278   Independent News & Media plc .........        795,244
      2,000   Lee Enterprises Inc. .................         63,875
     40,000   McClatchy Newspapers Inc., Cl. A .....      1,730,000
     60,000   Media General Inc., Cl. A ............      3,120,000
     23,000   Meredith Corp. .......................        958,813
    185,000   Penton Media Inc. ....................      4,440,000
     45,000   Pulitzer Inc. ........................      1,814,063
    200,000   Thomas Nelson Inc. ...................      1,850,000
     12,000   Wiley (John) & Sons Inc., Cl. B ......        199,500
                                                       ------------
                                                         14,971,495
                                                       ------------
              REAL ESTATE -- 1.0%
    150,000   Catellus Development Corp.+ ..........      1,921,875
    118,000   Griffin Land & Nurseries Inc.+ .......      1,357,000
      9,000   Gyrodyne Company of America Inc.+ ....        183,656
                                                       ------------
                                                          3,462,531
                                                       ------------
              RETAIL -- 3.2%
     60,000   Aaron Rents Inc. .....................      1,065,000
     46,000   Aaron Rents Inc., Cl. A ..............        839,500
      5,000   Borders Group Inc.+ ..................         80,313
    105,000   Burlington Coat Factory Warehouse Corp.     1,456,875
     25,000   Coldwater Creek Inc.+ ................        512,500
      8,000   Gerald Stevens Inc.+ .................         67,000
    120,000   Ingles Markets Inc., Cl. A ...........      1,335,000
    210,000   Lillian Vernon Corp. .................      2,336,250
     95,000   Neiman Marcus Group Inc.+ ............      2,654,063
    120,000   Sports Authority Inc.+ ...............        240,000
      2,000   Weis Markets Inc. ....................         87,000
                                                       ------------
                                                         10,673,501
                                                       ------------
              SATELLITE -- 0.4%
      5,000   Pegasus Communications Corp.+ ........        488,750
     60,000   TCI Satellite Entertainment ..........        960,000
                                                       ------------
                                                          1,448,750
                                                       ------------
              SPECIALTY CHEMICALS -- 2.2%
     31,000   Airgas Inc. ..........................        294,500
     30,000   Bush Boake Allen Inc.+ ...............        736,875
     38,000   Dexter Corp. .........................      1,510,500
    105,000   Ferro Corp. ..........................      2,310,000
     70,000   General Chemical Group Inc. ..........        161,875
        600   MacDermid Inc. .......................         24,638

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          MARKET
    SHARES                                                VALUE
    ------                                                ------
              COMMON STOCKS (CONTINUED)
              SPECIALTY CHEMICALS  (CONTINUED)
    115,000   Material Sciences Corp.+ .............   $  1,171,563
     68,000   Omnova Solutions Inc. ................        527,000
     32,000   Penford Corp .........................        552,000
     11,000   Sybron Chemicals Inc.+ ...............        129,250
                                                       ------------
                                                          7,418,201
                                                       ------------
              TELECOMMUNICATIONS -- 2.8%
     23,000   ARC International Corp. ..............         17,250
      9,200   Atlantic Tele-Network Inc. ...........         84,525
     81,660   Citizens Utilities Co., Cl. B ........      1,158,551
     47,300   Commonwealth Telephone Enterprises Inc.+    2,500,988
     20,000   Commonwealth Telephone
               Enterprises Inc., Cl. B+ ............      1,265,000
    100,000   Communications Systems Inc. ..........      1,300,000
     65,000   GST Telecommunications Inc.+ .........        589,063
     10,000   RCN Corp.+ ...........................        485,000
     40,000   Rogers Communications Inc., Cl. B, ADR+       990,000
     20,000   Viatel Inc.+ .........................      1,072,500
                                                       ------------
                                                          9,462,877
                                                       ------------
              TRANSPORTATION -- 0.0%
      2,000   Irish Continental Group plc ..........         20,498
     50,000   OMI Corp. ............................        103,125
                                                       ------------
                                                            123,623
                                                       ------------
              WIRELESS COMMUNICATIONS -- 2.4%
     50,000   Aerial Communications Inc.+ ..........      3,043,750
      8,000   Associated Group Inc., Cl. A+ ........        730,000
      1,000   Centennial Cellular Corp., Cl. A+ ....         82,875
     40,000   CommNet Cellular Inc.+ ...............      1,285,000
     33,000   Corecomm Ltd.+ .......................      1,959,375
      2,000   Rural Cellular Corp., Cl. A+ .........        181,000
      8,000   Teligent Inc., Cl. A .................        494,000
        100   Tritel Inc., Cl. A+ ..................          3,169
      1,000   VoiceStream Wireless Corp., Cl. A+ ...        142,313
      1,000   Western Wireless Corp., Cl. A+ .......         66,750
                                                       ------------
                                                          7,988,232
                                                       ------------
              TOTAL COMMON STOCKS ..................    324,865,209
                                                       ------------



                                                          MARKET
    SHARES                                                VALUE
    ------                                                ------
              PREFERRED STOCKS -- 0.4%
              DIVERSIFIED INDUSTRIAL -- 0.4%
      5,000   WHX Corp.,
               6.50% Cv. Pfd., Ser. A ..............   $    162,187
     47,000   WHX Corp.,
               $3.75 Cv. Pfd., Ser. B ..............      1,213,188
                                                       ------------
              TOTAL PREFERRED STOCKS ...............      1,375,375
                                                       ------------
   PRINCIPAL
    AMOUNT
    ------

              CONVERTIBLE BONDS -- 0.0%
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
$       500   MSC.Software Corp.
               Sub. Deb. Cv.
               7.88%, 08/18/04 .....................            435
                                                       ------------

              U.S. GOVERNMENT OBLIGATIONS -- 3.6%
 12,422,000   U.S. Treasury Bills,
               5.08% to 5.49%++,
               due 01/13/00 to 03/23/00 ............     12,309,815
                                                       ------------
              TOTAL
                INVESTMENTS -- 100.1%
                (Cost $247,670,096) ................    338,550,834

              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.1)% ........       (362,366)
                                                       ------------
              NET ASSETS  -- 100.0%
                (15,781,727 shares outstanding) ....   $338,188,468
                                                       ============
              NET ASSET VALUE,
                OFFERING AND REDEMPTION
                PRICE PER SHARE ....................         $21.43
                                                             ======
------------------------
(a)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
(b) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
+     Non-income producing security.
++    Represents annualized yield at the date of purchase.
ADR - American Depositary Receipt.

                        Gabelli Equity Series Funds, Inc.
                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                     (Net Asset Value may be obtained daily
                    by calling 1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                   Robert J. Morrissey
CHAIRMAN AND CHIEF                      ATTORNEY-AT-LAW
INVESTMENT OFFICER                      MORRISSEY, HAWKINS & LYNCH
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                     Karl Otto Pohl
FORMER SENIOR VICE PRESIDENT            FORMER PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK            DEUTSCHE BUNDESBANK

Anthony J. Colavita                     Anthony R. Pustorino
ATTORNEY-AT-LAW                         CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.               PROFESSOR, PACE UNIVERSITY

Vincent D. Enright                      Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT            MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER             BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.



                                    OFFICERS

            Mario J. Gabelli, CFA           Bruce N. Alpert
            PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
            INVESTMENT OFFICER

            James E. McKee
            SECRETARY
                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB443Q499SR

                                                [PHOTO OF MARIO GABELLI OMITTED]

THE
GABELLI
SMALL CAP
GROWTH
FUND

                                                            FIRST QUARTER REPORT
                                                               DECEMBER 31, 1999